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                                                                   EXHIBIT 10.20



                           AMENDMENT NO. 1999-1 TO THE
                             1993 STOCK OPTION PLAN

                  This Amendment No. 1999-1 is made to the Baker Hughes Incorporated 1993 Stock Option Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

                  WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

                  NOW, THEREFORE, the Plan is amended as follows:

                  1. Article I, Paragraphs 11(a), (b) and (f) of the Plan are amended in their entirety to read as follows:

                           "11.     Change in Control.

                                    (a) Notwithstanding any provision of the
                  Plan to the contrary, in the event of an occurrence of a Change in Control other than an event described only in clause
                  (3) of Paragraph 11(f) of the Plan, all options granted pursuant to this Plan shall become fully vested and exercisable.

                                    (b) Notwithstanding any provision of the
                  Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance


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                  or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), (iii) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (iv) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in clause (3) of Paragraph 11(f) of the Plan.


                                    (f) A "Change in Control" shall be deemed to
                  have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                            (1) any Person is or becomes the
                  Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                                            (2) the following individuals cease
                  for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved



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                  or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                                            (3) there is consummated a merger or
                  consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                                            (4) there is consummated a merger or
                  consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company,


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                  the entity surviving such merger or any parent thereof (or a majority plus one member where such board comprises an odd number of members); or

                                            (5) the stockholders of the Company
                  approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                           Notwithstanding the foregoing, a "Change in Control"
                  shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."


                  2   Article II, Paragraph 3(b)(2)(i) of the Plan is amended by inserting the phrase "(but in no event later than the Nonqualified Option Expiration Date)" after the second appearance of the phrase "termination of employment" therein.

                  3   Article II, Paragraph 3(b)(2)(iv) of the Plan is amended
in its entirety to read as follows:

                           "At the expiration of a period of three months after
                  the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the


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                  Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article II, Paragraph 3(b)(2)(i), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of employment (but in no event later than the Nonqualified Option Expiration Date) if such termination is either by the Company without Cause or by the Employee Optionee for Good Reason and, in either case, occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

                  4   Article III, Paragraph 3(b)(2)(i) of the Plan is amended
by inserting the phrase "(but in no event later than the ISO Expiration Date)" after the second appearance of the phrase "termination of employment" therein".

                  5   Article III, Paragraph 3(b)(2)(iv) of the Plan is amended
in its entirety to read as follows:

                           "At the expiration of a period of three months after
                  the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article III, Paragraph 3(b)(2)(i), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of employment (but in no event later than the ISO Expiration Date) if such termination is either by the Company without Cause or by the Employee Optionee for Good Reason and, in either case, occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

                  6   Article IV, Paragraph 5(b)(2)(i) of the Plan is amended by inserting the phrase "(but in no event


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later than the Option Expiration Date)" after the second appearance of the phrase "termination of service" therein.

                  7   Article IV, Paragraph 5(b)(2)(iv) of the Plan is amended
in its entirety to read as follows:

                           "At the expiration of a period of three months after
                  the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Article IV, Paragraphs 5(b)(2)(i) through 5(b)(2)(iii), if such termination of directorship occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of directorship (but in no event later than the Option Expiration
                  Date) if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11(f) hereof)."

                  The effective date of this Amendment No. 1999-1 shall be January 27, 1999; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment,




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election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1999-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1999-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1999-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                    BAKER HUGHES INCORPORATED



                                    By:
                                       --------------------------------------
                                       Name:  G.S. Finley
                                       Title: Senior Vice President
                                              and Chief Administrative Officer





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